Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of  1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

High Income Opportunity Fund Inc.
(Name of Registrant as Specified in its Charter)

Marc Schuman
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]  No longer applicable
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

(1)	Title of each class of securities to which the
    transaction applies:

(2)	Aggregate number of securities to which transactions
    applies:

(3)	Per unit price or other underlying value of
    transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       HIGH INCOME OPPORTUNITY FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      ----------------------------------

                     TO BE HELD ON FEBRUARY 27, 1998

                      ----------------------------------

To the Stockholders of High Income Opportunity Fund Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders of HIGH INCOME OPPORTUNITY FUND INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on February 27, 1998 at 9:00 A.M. (New York Time) for the following purposes:

  1. To elect two Class III directors of the Fund;

  2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Fund for the fiscal year ended September 30, 1998; and

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on January 12, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

New York, New York

January 23, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       HIGH INCOME OPPORTUNITY FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                              (800) 451-2010

                      ----------------------------------

                                PROXY STATEMENT

                      ----------------------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON FEBRUARY 27, 1998

                                 INTRODUCTION

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on February 27, 1998 at 9:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Mutual Management Corp. ("MMC" or the "Manager"), the Fund's investment manager; Smith Barney Inc. ("Smith Barney"), an affiliate of SBMFM; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 1997, has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about January 23, 1998. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at (800) 451-2010.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice of Meeting that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Board of Directors of the Fund has fixed the close of business on January 12, 1998 as the record date ("Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. As of the Record Date, the Fund had outstanding 71,616,565.375 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 70,039,993.906 (or 97.78%) were held, but not beneficially owned, by Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10004. As of the Record Date, no other person (including any "group" as the term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors of the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

  In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

  The Board of Directors of the Fund is classified into three classes. The directors serving in Class III have terms expiring at the Meeting; the Class III directors currently serving on the board have been nominated by the Board of Directors for re-election at the Meeting to serve until the 2001 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

  The Board of Directors of the Fund knows of no reason why any of the Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. For any nominee or director as indicated owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares as of the Record Date. All of the nominees are currently directors of the Fund and have served in such capacity since the Fund commenced operations. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with the Manager and considered an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are indicated by an asterisk(*).

                  PERSONS NOMINATED FOR ELECTION AS DIRECTORS

                             PRINCIPAL OCCUPATIONS
                            DURING PAST FIVE YEARS,        NUMBER OF
                            OTHER DIRECTORSHIPS, AND      SHARES AS OF
           NAME                       AGE               JANUARY 12, 1998
           ----             ------------------------    ----------------
 Donald R. Foley          Retired; Director of ten       7,921.8920(a)
 Director since 1993(III) investment companies asso-
                          ciated with Smith Barney.
                          Formerly Vice President of
                          Edwin Bird Wilson, Incorpo-
                          rated (advertising); 75.
 Paul Hardin              Professor of Law at the          956.2057(a)
 Director since 1994(III) University of North Caro-
                          lina at Chapel Hill; Direc-
                          tor of twelve investment
                          companies

(a) Includes shares owned by members of this director's family.

                          PRINCIPAL OCCUPATIONS
                         DURING PAST FIVE YEARS,     NUMBER OF SHARES
                         OTHER DIRECTORSHIPS, AND      AS OF JANUARY
         NAME                      AGE                   12, 1998
         ----            ------------------------    ----------------
                       associated with Smith Bar-
                       ney and a Director of The
                       Summit Bancorporation. For-
                       merly, Chancellor of the
                       University of North Caro-
                       lina at Chapel Hill; 66.

The remainder of the Board constitutes Class II directors, none of whom will stand for election at the Meeting, as their terms will expire in the year 2000.

                        DIRECTORS CONTINUING IN OFFICE

                          PRINCIPAL OCCUPATIONS
                         DURING PAST FIVE YEARS,     NUMBER OF SHARES
                         OTHER DIRECTORSHIPS, AND      AS OF JANUARY
         NAME                      AGE                   12, 1998
         ----            ------------------------    ----------------
 John P. Toolan        Retired; Director of ten      None
 Director since 1993   investment companies asso-
                       ciated with Smith Barney;
                       Director of John Hancock
                       Funds. Formerly Director
                       and Chairman of the Smith
                       Barney Trust Company, Di-
                       rector of Smith Barney Inc.
                       and the Manager. Prior to
                       1992, Senior Executive Vice
                       President, Director and
                       Member of the Executive
                       Committee of Smith Barney;
                       67.
 Heath B. McLendon*    Managing Director of Smith    150.5565
 Director since 1993   Barney; Director of forty-
                       two investment companies
                       associated with Smith Bar-
                       ney; Chairman of the Board
                       of Smith Barney Strategy
                       Advisers Inc. and President
                       of SBMFM and Travelers In-
                       vestment Adviser, Inc.
                       ("TIA"). Prior to July
                       1993, Senior Executive Vice
                       President of Shearson Leh-
                       man Brothers Inc.; Vice
                       Chairman of Shearson Asset
                       Management; 64.
 Roderick C. Rasmussen Investment Counselor; Di-     109.6652
 Director since 1993   rector of ten investment
                       companies associated with
                       Smith Barney. Formerly Vice
                       President of Dresdner and
                       Company Inc. (investment
                       counselors); 71.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act each requires the Fund's officers and directors, persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, and certain entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it, the Fund believes that, during fiscal year 1997, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors"), which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

  Seven meetings of the Board of Directors of the Fund were held during the last fiscal year, five of which were regular meetings. The audit committee held four meetings during the same period. In the last fiscal year no director attended less than 75% of these meetings of the Board that were held.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $21,187 were paid to such directors by the Fund for the fiscal year ended September 30, 1997. Fees for the independent directors, who are directors of a group of funds sponsored by Smith Barney, are set at $42,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these Directors receive $100 per fund or portfolio for each Board meeting attended plus travel and out-of-pocket expenses incurred in connection with Board meetings. The Board meeting fees and the out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by the Manager or by Smith Barney.

  The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year and by the Smith Barney Mutual Fund complex during the calendar year ended December 31, 1997.

                              COMPENSATION TABLE

                                                                           TOTAL
                                       PENSION OR      COMPENSATION      NUMBER OF
                                       RETIREMENT        FROM FUND       FUNDS FOR
                        AGGREGATE   BENEFITS ACCRUED     AND FUND      WHICH DIRECTOR
                       COMPENSATION    AS PART OF         COMPLEX      SERVES WITHIN
NAME OF PERSON          FROM FUND    FUND EXPENSES   PAID TO DIRECTORS  FUND COMPLEX
--------------         ------------ ---------------- ----------------- --------------
Joseph H. Fleiss+++         $ 986          $ 0            $33,900           10
Donald R. Foley+                986            0              34,400            10
Paul Hardin                      1,372            0              73,000            12
Heath B. McLendon*              0            0                   0                41
Roderick C. Rasmussen    1,372            0              55,400            10
John P. Toolan+               1,372            0              55,400            10
C. Richard Youngdahl++     835           0              26,100            10

-----------

*  Designates a director who is an "interested person".

+ Pursuant to the Fund's deferred compensation plan, the indicated persons have elected to defer the following payment of some or all of their compensation: Joseph H. Fleiss: $493, Donald R. Foley: $493, and John P. Toolan; $1,372.

++ Effective January 1, 1997, Mr. Youngdahl, and effective
   January 1, 1998, Mr. Fleiss, became Directors Emeritus. Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

               OFFICES AND POSITIONS    PERIOD    PRINCIPAL OCCUPATIONS DURING
NAME              HELD WITH FUND     OFFICES HELD   PAST FIVE YEARS AND AGE
----           --------------------- ------------ ----------------------------
Heath B.         Chairman, Chief      1995 to         (see table of di-
McLendon         Executive            date            rectors above)
                 Officer and
                 President
Lewis E.         Senior Vice          1993 to         Managing Director
Daidone          President and        date            of Smith Barney;
                 Treasurer                            Senior Vice Presi-
                                                      dent and Treasurer
                                                      of forty-two in-
                                                      vestment companies
                                                      associated with
                                                      Smith Barney; Di-
                                                      rector and Senior
                                                      Vice President of
                                                      SBMFM and TIA; 40.
John C.          Vice President       1993 to         Managing Director
Bianchi                               date            of Smith Barney and
                                                      investment officer
                                                      of other investment
                                                      companies associ-
                                                      ated with Smith
                                                      Barney; 42.

               OFFICES AND POSITIONS    PERIOD    PRINCIPAL OCCUPATIONS DURING
NAME              HELD WITH FUND     OFFICES HELD   PAST FIVE YEARS AND AGE
----           --------------------- ------------ ----------------------------
Christina T.     Secretary            1993 to         Managing Director
Sydor                                 date            of Smith Barney;
                                                      Secretary of forty-
                                                      two investment com-
                                                      panies associated
                                                      with Smith Barney;
                                                      Secretary and Gen-
                                                      eral Counsel of
                                                      SBMFM and TIA; 46.
Thomas M.        Controller and       1993 to         Director of Smith
Reynolds         Assistant            date            Barney and Control-
                 Secretary                            ler and Assistant
                                                      Secretary of cer-
                                                      tain other invest-
                                                      ment companies as-
                                                      sociated with Smith
                                                      Barney; 38.

  The Board of Directors, including all of the independent directors, recommends that you vote "FOR" the election of all nominees to the Board.

                                PROPOSAL NO. 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP ("KPMG") has been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending September 30, 1998 by a majority of the independent directors, which is subject to ratification by the stockholders at the Meeting. The entire Board concurred in the selection of KPMG. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for Travelers Group Inc. ("Travelers"). KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

  If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

  The affirmative vote a majority of votes cast at the Meeting is required to ratify the selection of KPMG.

  The Board of Directors, including all of the independent directors, recommends that the stockholders vote "FOR" the ratification of the selection of independent auditors.

                      DEADLINE FOR STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 1999 Annual Meeting of the Stockholders of the Fund must be received by September 14, 1998 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1999 Annual Meeting will be held in late February of 1999.

                                 OTHER MATTERS

  The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

  All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                          By Order of the Board of Directors

                                          Christina T. Sydor
                                          Secretary

January 23, 1998

PROXY

HIGH INCOME OPPORTUNITY FUND INC.

388 Greenwich Street
New York, New York 10013

This Proxy is Solicited on Behalf of the Board of Directors of the Fund

   The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T.
SYDOR and MARC A. SCHUMAN, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote,as designated herein, all shares of common stock of Municipal High Income Fund Inc. held of record by the undersigned on January 12, 1998 at a Meeting of Shareholders to be held on February 27, 1998 or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

X  Please vote as in this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

The Board of Directors recommends a vote "FOR" the following proposals:

1.	ELECTION OF DIRECTORS		FOR     WITHHELD
	Nominees:  Donald Foley and Paul
	Hardin

	_______________________________
	For both nominees except as noted above

2.	PROPOSAL TO RATIFY THE		FOR     AGAINST     ABSTAIN
	SELECTION OF KPMG PEAT
	MARWICK LLP AS THE INDE-
	PENDENT AUDITORS OF THE
	FUND FOR THE FISCAL YEAR
	ENDING SEPTEMBER 30, 1998.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign or if one signs, that shareholder's vote binds both shareholders. When signing as attorney, executor,administrator, agent, trustee or guardian, please sign in full corporate name by Presidentor other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________  Date: ________________

Signature: ____________________________  Date: ________________